UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 18, 2013

NetSpend Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1300, Austin, Texas	78701-2582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 532-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 18, 2013 NetSpend Holdings, Inc. (the “Company”) reconvened its special meeting of stockholders (the “Special Meeting”) to consider and vote on (i) a proposal to adopt the previously announced Agreement and Plan of Merger, dated as of February 19, 2013, as amended on May 29, 2013 (as amended, the “Merger Agreement”), by and among the Company, Total System Services, Inc., a Georgia corporation (“TSYS” or “Parent”), and General Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Sub”) providing for the merger of Sub with and into the Company (the “merger”) and (ii) a proposal to approve, on a non-binding, advisory basis, certain agreements with, and items of compensation that may be paid or become payable to, the Company’s named executive officers in connection with the merger. Of the 72,464,376 shares of common stock outstanding and entitled to vote as of the April 3, 2013 record date, 52,870,830 shares of common stock were represented in person or by proxy at the Special Meeting.  A summary of the final voting results for each of the matters voted upon by the stockholders at the Special Meeting is set forth below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2013.

Proposal 1: Adoption of the Agreement and Plan of Merger, dated as of February 19, 2013, by and among Total System Services, Inc., General Merger Sub, Inc. and the Company (as amended on May 29, 2013 and as it may be further amended from time to time):

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,595,890	228,991	1,268	44,681

Proposal 2: Approval of a non-binding advisory proposal to approve certain agreements with, and items of compensation that may be paid or become payable to, the Company’s named executive officers in connection with the merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,416,132	10,571,472	838,545	44,681

The closing of the merger is subject to the satisfaction or waiver of the conditions contained in the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on acceptable terms or at all because of a number of factors, including the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2012 Annual Report on Form 10-K, the Company’s 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

Date: June 18, 2013	By:	/s/ George W. Gresham
George W. Gresham
Chief Financial Officer